Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month period ended March 31,
	2014	2013
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Operating revenue	$1,589.7	$1,311.7
Operating revenue - affiliate	57.2	58.6

	1,646.9	1,370.3

Operating expenses:
Cost of natural gas and natural gas liquids	1,458.5	1,158.0
Cost of natural gas and natural gas liquids - affiliate	30.2	38.1
Operating and maintenance	54.6	57.1
Operating and maintenance - affiliate	27.1	26.3
General and administrative	1.9	—
General and administrative - affiliate	25.3	24.5
Depreciation and amortization	37.0	35.2

	1,634.6	1,339.2

Operating income	12.3	31.1
Interest expense, net	3.3	—
Other income (expense)	(1.3)	0.1

Income before income tax expense	7.7	31.2
Income tax expense	1.0	0.5

Net income	6.7	30.7
Less: Net income attributable to noncontrolling interest	6.3	—

Net income attributable to general and limited partner ownership interest in Midcoast Energy Partners, L.P.	$0.4	$30.7

Net income allocable to limited partner ownership interest	$0.4	$11.8

Net income per limited partner unit (basic and diluted)	$0.01	$0.44

Weighted average limited partner units outstanding	45.2	26.7

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three month
	period ended March 31,
	2014	2013
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$6.7	$30.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37.0	35.2
Derivative fair value net losses (gains)	(4.6)	1.5
Distributions from investment in joint venture	1.6	—
Inventory market price adjustments	1.5	0.8
Equity loss from investment in joint venture	1.3	—
Other	1.0	(2.2)
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	3.5	(42.8)
Due from General Partner and affiliates	616.3	7.5
Accrued receivables	59.2	133.3
Inventory	26.2	(2.9)
Current and long-term other assets	(4.8)	(1.7)
Due to General Partner and affiliates	(478.3)	16.5
Accounts payable and other	(42.5)	(22.6)
Environmental liabilities	0.2	—
Accrued purchases	(2.4)	(37.1)
Interest payable	0.5	—
Property and other taxes payable	(8.6)	(6.9)

Net cash provided by operating activities	213.8	109.3

Cash used in investing activities:
Additions to property, plant and equipment	(55.5)	(78.0)
Changes in restricted cash	47.5	—
Asset acquisitions	—	(0.9)
Proceeds from the sale of net assets	—	5.0
Investment in joint venture	(7.3)	(36.8)
Other	—	(1.1)

Net cash used in investing activities	(15.3)	(111.8)

Cash provided by financing activities:
Net repayments under credit facility	(85.0)	—
Contributions from partners	39.7	63.2
Distributions to partners	(45.1)	(60.7)

Net cash provided by (used in) financing activities	(90.4)	2.5

Net increase in cash and cash equivalents	108.1	—
Cash and cash equivalents at beginning of year	4.9	—

Cash and cash equivalents at end of period	$113.0	$—

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,	December 31,
	2014	2013
	(unaudited; in millions)
ASSETS
Current assets:
Cash and cash equivalents	$113.0	$4.9
Restricted cash	14.0	61.5
Receivables, trade and other, net of allowance for doubtful accounts of $0.5 million and $1.9 million at March 31, 2014 and December 31, 2013, respectively	29.8	50.3
Due from general partner and affiliates	40.4	654.8
Accrued receivables	140.0	182.2
Inventory	60.3	88.0
Other current assets	31.2	19.1

	428.7	1,060.8
Property, plant and equipment, net	4,102.0	4,082.3
Goodwill	226.5	226.5
Intangibles, net	251.7	255.0
Equity investment in joint venture	375.7	371.3
Other assets, net	44.9	40.5

	$5,429.5	$6,036.4

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to general partner and affiliates	$43.2	$534.3
Accounts payable and other	79.4	114.4
Accrued purchases	460.8	463.3
Property and other taxes payable	11.2	19.8
Interest payable	0.8	0.3

	595.4	1,132.1
Long-term debt	250.0	335.0
Other long-term liabilities	23.3	16.6

Total liabilities	868.7	1,483.7

Commitments and contingencies
Partners’ capital:
Class A common units (22,610,056 at March 31, 2014 and December 31, 2013)	491.8	495.3
Subordinated units (22,610,056 at March 31, 2014 and December 31, 2013)	1,031.5	1,035.1
General Partner units (922,859 at March 31, 2014 and December 31, 2013)	42.0	42.2
Accumulated other comprehensive income (loss)	(2.9)	(3.1)

Total Midcoast Energy Partners, L.P. partners’ capital	1,562.4	1,569.5
Noncontrolling interest	2,998.4	2,983.2

Total partners’ capital	4,560.8	4,552.7

	$5,429.5	$6,036.4

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among Midcoast Holdings, L.L.C. (“General Partner”) and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income to our limited partners, our General Partner and the holders of our incentive distribution rights, or IDRs, in accordance with the terms of our partnership agreement. We also allocate any earnings in excess of distributions to our limited partners, our General Partner and the holders of the IDRs in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

We determined basic and diluted net income per limited partner unit as follows:

	For the three month period ended March 31,
	2014	2013 (3)
	(unaudited; in millions, except per unit amounts)
Net income	$6.7	$30.7
Less: Net income attributable to noncontrolling interest	6.3	18.7

Net income attributable to general and limited partner interests in Midcoast Energy Partners, L.P.	0.4	12.0
Less distributions:
Total distributed earnings to our General Partner	(0.3)	(0.1)
Total distributed earnings to our limited partners	(14.1)	(8.4)

Total distributed earnings	(14.4)	(8.5)

Undistributed (overdistributed) earnings	$(14.0)	$3.5

Weighted average limited partner units outstanding	45.2	26.7

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.31	$0.31
Underdistributed (overdistributed) earnings per limited partner unit (2)	(0.30)	0.13

Net income per limited partner unit (basic and diluted)	$0.01	$0.44

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and under distributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

(3)

Represents calculation retrospectively reflecting the affiliate capitalization of MEP consisting of 4.1 million MEP Class A common units, 22.6 million MEP subordinated units and MEP general partner interest upon the transfer of a controlling ownership, including limited partner and general partner interest, in Midcoast Operating. The noncontrolling interest reflects the 61% retained by EEP.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct operating segments: Gathering, Processing and Transportation and Logistics and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the three month period ended March 31, 2014
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(unaudited, in millions)
Total revenue	$725.0	$1,473.0	$—	$2,198.0
Less: Intersegment revenue	521.7	29.4	—	551.1

Operating revenue	203.3	1,443.6	—	1,646.9
Cost of natural gas and natural gas liquids	84.8	1,403.9	—	1,488.7

Segment gross margin	118.5	39.7	—	158.2

Operating and maintenance	64.4	17.3	—	81.7
General and administrative	24.0	3.2	—	27.2
Depreciation and amortization	35.0	2.0	—	37.0

	123.4	22.5	—	145.9

Operating income (loss)	(4.9)	17.2	—	12.3
Interest expense, net	—	—	3.3	3.3
Other income (expense)	(1.2)	—	(0.1)	(1.3)

Income (loss) before income tax expense	(6.1)	17.2	(3.4)	7.7
Income tax expense	—	—	1.0	1.0

Net income (loss)	(6.1)	17.2	(4.4)	6.7
Less: Net income attributable to: Noncontrolling interest	—	—	6.3	6.3

Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$(6.1)	$17.2	$(10.7)	$0.4

Total assets (2)	$4,901.7	$311.1	$216.7	$5,429.5

Capital expenditures (excluding acquisitions)	$47.8	$2.3	$5.3	$55.4

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Totals assets for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.

	As of and for the year ended March 31, 2013
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$659.2	$1,223.0	$—	$1,882.2
Less: Intersegment revenue	487.0	24.9	—	511.9

Operating revenue	172.2	1,198.1	—	1,370.3
Cost of natural gas and natural gas liquids	17.4	1,178.7	—	1,196.1

Segment gross margin	154.8	19.4	—	174.2

Operating and administrative	64.2	19.2	—	83.4
General and administrative	21.9	2.6	—	24.5
Depreciation and amortization	33.5	1.7	—	35.2

	119.6	23.5	—	143.1

Operating income (loss)	35.2	(4.1)	—	31.1
Other income	—	—	0.1	0.1

Income (loss) before income tax expense	35.2	(4.1)	0.1	31.2
Income tax expense	—	—	0.5	0.5

Net income (loss)	$35.2	$(4.1)	$(0.4)	$30.7

Total assets (2)	$4,533.1	$843.2	$237.6	$5,613.9

Capital expenditures (excluding acquisitions)	$66.3	$4.6	$—	$70.9

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Total assets for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.